PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment [Table Text Block]
Property and equipment consist of the following:

	December 31,	December 31,
	2014	2013
Computer and equipment	$7,795	$5,396
Lab equipment	3,496	3,496
Total property and equipment	11,290	8,891
Less: accumulated depreciation	(6,660)	(4,283)
Total property and equipment, net	$4,631	$4,609